Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
SUBSEQUENT EVENTS [Text Block]
NOTE 23: SUBSEQUENT EVENTS
In February 2013, Navios Acquisition completed multiple offerings, including registered direct offerings, of a total of 35,246,791 shares of its common stock, at a price of $2.85 per share representing gross proceeds of $100,453. The offerings were conducted as follows:

       •The first registered direct offering of 7,719,300 shares of common stock was completed on February 21, 2013, raising $22,000 of gross proceeds. The net proceeds of this offering, including the agents' fees of $880 and excluding estimated offering costs of approximately $320, were $21,120.

       •The second registered direct offering of 9,825,000 shares of common stock was completed on February 26, 2013, raising $28,001 of gross proceeds. The net proceeds of this offering, including the agents' fees of $1,120 and excluding estimated offering costs of approximately $320, were $26,881.

       •In addition, Navios Holdings and certain members of management of Navios Acquisition, Navios Holdings and Navios Partners purchased an aggregate of 17,702,491 shares of common stock in a private placement that was completed on February 26, 2013, raising $50,452 of gross proceeds. The net proceeds of this private placement, including the agents' fees of $2,018, were $48,434.
On February 13, 2013, Navios Acquisition took delivery of the Nave Rigel, a new building LR1 product tanker vessel of 74,673 dwt, from a South Korean shipyard. Nave Rigel has been chartered out to a high quality counterparty for one year at a rate of $12 net per day plus 50% profit sharing based on a formula. The charterer has been granted an option for an additional six months at the same rate. Navios Acquisition issued 300 shares of its authorized Series D Preferred Stock to the shipyard, in partial settlement of the purchase price.
On February 07, 2013, the Board of Directors declared a quarterly cash dividend in respect of the fourth quarter of 2012 of $0.05 per common share payable on April 4, 2013 to stockholders of record as of March 19, 2013. The declaration and payment of any further dividends remains subject to the discretion of the Board and will depend on, among other things, Navios Acquisition's cash requirements as measured by market opportunities and restrictions under its credit agreements and other debt obligations and such other factors as the Board may deem advisable.
On January 24, 2013, Navios Acquisition took delivery of the Nave Bellatrix, a 49,999 dwt MR2 product tanker vessel, from a South Korean shipyard. The vessel is chartered out to a high quality counterparty for three years at a rate of $13 net per day plus 50% profit sharing. The charterer will receive the first $1 of profits above the base rate and the owner will receive next $1 of profits. Thereafter, all profits will be split equally to each party. The charterer has been granted an option for an additional year at a rate of $15 net per day plus 50% profit sharing.